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                                                   EXHIBIT 99.2


                 STANDSTILL AGREEMENT
                 --------------------

     THIS STANDSTILL AGREEMENT (this "Agreement"), dated
November 17, 1998, is made by and between FIRST MARINER BANCORP, a Maryland corporation ("First Mariner") and GLEN BURNIE
BANCORP, a Maryland corporation ("Glen Burnie").

     WHEREAS, contemporaneously with the execution of this Agreement, First Mariner and Glen Burnie have entered into a Stock Redemption Agreement pursuant to which Glen Burnie is redeeming from First Mariner all securities of Glen Burnie owned by First Mariner (the "Stock Redemption Agreement"); and

     WHEREAS, pursuant to this Agreement, the parties desire to agree on the manner of their future dealings with one another.

     NOW, THEREFORE, in consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions:  The following capitalized terms shall
          -----------
have the meanings specified in this Section 1.

          (a) "Affiliate" means a person that directly or indirectly controls or is controlled by, or is in common control with, First Mariner, including, but not limited to, any director or executive officer of First Mariner or any person that is the Beneficial Owner of more than 10% of its outstanding Voting Securities.

          (b)  "Associate" has the meaning set forth in
Section 12b-2 of the Securities Exchange Act of 1934, as amended.

          (c) "Beneficial Owner" of a Voting Security means any person who beneficially owns such security within the meaning of Rule 13d-3 promulgated under the Securities Exchange
Act of 1934, as amended.

          (d) "Borrower" means any person or entity that obtains a Loan.

          (e) "Claim" means all manner of actions, causes of action, suits, debts, covenants, accounts, trespasses, contracts, agreements of damages, judgments, liabilities, losses, costs, expenses and claims of any nature whatsoever, in law or in equity, whether or not now or hereafter known, suspected or claimed.

          (f) "Voting Securities" mean the shares of common and any other securities of Glen Burnie entitled to vote in the election of directors, or securities convertible into, or exercisable

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or exchangeable for such common stock or other securities,
whether or not subject to the passage of time or other contingencies.

          (g) "Loan" means and includes any and all loans and financial accommodations to any Borrower, however evidenced.

          (h) "Solicitation" has the meaning set forth in Rule 14a-1 promulgated under the Securities Exchange Act of 1934, as amended and shall include any action which causes a person to become a participant in such a solicitation within the meaning of Instruction 3 of Item 4 of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended.

     2.1  No Actions Regarding Glen Burnie's Voting
          -----------------------------------------
Securities.  From the date of this Agreement until November 17,
----------
2008 except as provided in Section 2.2, First Mariner shall not, and shall cause each of its majority-owned subsidiaries and shall use best efforts to cause its Affiliates and Associates not to, directly or indirectly:

          (a) acquire, offer, propose to acquire, agree to acquire, purchase, or make a tender or exchange offer for any Voting Securities of Glen Burnie such that First Mariner or such Affiliate would become, as a result of such transaction, a Beneficial Owner of Glen Burnie's Voting Securities.

          (b) engage or participate in any Solicitation of proxies or consents regarding Glen Burnie's Voting Securities or induce or attempt to induce any other Person to initiate any stockholder proposals, or otherwise communicate with Glen Burnie's stockholders or others pursuant to Rule 14a-1(1)(2)(iv) under the Securities Exchange Act of 1934, as amended.

          (c) advise, seek to advise, encourage, seek to encourage, influence or seek to influence any person or entity with respect to the voting of any of Glen Burnie's Voting
Securities.

          (d) seek, propose or make any public statements with respect to, any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, restructuring, recapitalization or similar transactions involving Glen Burnie or any of its Affiliates;

          (e) form, join or in any way participate in any "group" (within the meaning of Section 13d(3) of the Exchange
Act) with respect to Glen Burnie's Voting Securities;

          (f) deposit any of Glen Burnie's Voting Securities in any voting trust or subject any of Glen Burnie's Voting
Securities to any arrangement or agreement with respect to the voting of any of Glen Burnie's Voting Securities;

          (g)  otherwise act, alone or in concert with
others, to control or seek to control or influence or seek to influence the management, the Board or policies of Glen Burnie;

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          (h)  seek, alone or in concert with others, (a) to
call a meeting of stockholders of Glen Burnie, (b) representation on the Board of Glen Burnie (the "Board"), or (c) the removal of any member of the Board;

          (i) support financially, or through the giving of services or information except in response to a request by governmental agency with jurisdiction or authority over First Mariner, a validly issued subpoena or otherwise as required by law, any entity or Person who is suing or contemplating suing Glen Burnie or its Affiliates, or is conducting or contemplating a Solicitation in opposition to a proposal by the Board or management of Glen Burnie;

     2.2  Acquisition of Glen Burnie.  If there is an
          --------------------------
acquisition of Glen Burnie (acquisition is defined as a merger of Glen Burnie or its subsidiary, the Bank of Glen Burnie, wherein either Glen Burnie or the Bank of Glen Burnie is not the surviving entity, an acquisition of substantially all of the voting stock of Glen Burnie or the sale of substantially all of the assets of Glen Burnie), as long as the acquiror of Glen Burnie acted independently of and without any information, assistance or involvement from First Mariner regarding any such acquisition, the provisions of Section 2.1 shall not be applicable to First Mariner regarding such acquiror or such acquiror's securities. Notwithstanding the foregoing, if First Mariner or its subsidiaries provides information or assistance to any entity in response to a request by a governmental agency with jurisdiction or authority over First Mariner, a validly issued subpoena or otherwise as requried by law, First Mariner shall not have breached the provisions of Section 2.1.

     3.   No Loans.  From the date of this Agreement until
          --------
November 17, 2008, First Mariner shall not, and shall cause its Affiliates and Associates not to make any Loan if (a) Voting Securities of Glen Burnie are used as collateral for the Loan;
(b) the Borrower expressly states First Mariner or the Affiliate that the Borrower's intended use of the proceeds of the Loan is to acquire or hold Voting Securities of Glen Burnie or (c) First Mariner knows or should reasonably know that the intended use of the proceeds of the Loan is to acquire or hold Voting Securities of Glen Burnie.

     4.   Payment to First Mariner.
          ------------------------

          (a) For Value Received, Glen Burnie promises to pay to the order of First Mariner the principal amount of SIX HUNDRED SEVENTY-FIVE THOUSAND FIVE HUNDRED TEN AND 12/100 DOLLARS ($675,510.12) (the "Principal Amount") without interest, as follows: five (5) annual installments beginning on January 15, 1999 and continuing thereafter on the 15th day of January every year for four (4) consecutive years, with the first such installment being for One Hundred Fifty Thousand Dollars ($150,000), and each subsequent installment being for One Hundred Thirty One Thousand Three Hundred Seventy Seven Dollars and 53/100 ($131,377.53). Unless sooner paid, the entire unpaid balance of the Principal Amount, plus all accrued and unpaid default interest thereon, shall be due and payable in full on January 15, 2003.

          (b) Glen Burnie may prepay the Principal Amount in whole or in part at any time and from time to time without penalty. Any payments on account of this Section 4, when paid, shall be applied (a) first to any costs, fees, late fees and expenses due hereunder, (b) second to

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the payment of all interest (if any) then due on the unpaid balance of the Principal Amount, and (c) third the balance shall be applied in reduction of the unpaid balance of the Principal
Amount.

          (c) In the event that First Mariner breaches its obligations hereunder, Glen Burnie shall have the right to withhold payment of and to offset against any amount due hereunder. The exercise of this right of offset shall be deemed as payment of the Principal Amount in the amount of the offset, and in no event shall the exercise of this right of offset ever be deemed nonpayment of the Principal Amount.

          (d) Upon the occurrence of a default hereunder and/or after the maturity of the obligations of Glen Burnie under this Section 4 (whether by acceleration, declaration, extension or otherwise), Glen Burnie promises to pay to First Mariner whenever demanded by First Mariner, interest on the unpaid balance of the Principal Amount and all other amounts then and thereafter due and payable hereunder at a per annum rate of interest equal to the lesser of fifteen percent (15%) per annum or the highest rate permitted by law, from the date of such default for so long as such default continues to exist, or, from the date of such maturity until payment in full of the unpaid balance of the Principal Amount, and all accrued and unpaid interest thereon and all other amounts due and payable hereunder. Interest on the unpaid Principal Amount shall be computed on the basis of a 360-day year and the actual number of days that have elapsed.

          (e) Glen Burnie promises to pay, at the option of First Mariner, a "late fee" equal to five percent (5%) of any scheduled payment required by this Section 4, if such payment is made more than five (5) days after the due date thereof, but such five (5) day period shall not be construed as in any way extending the due date of any payment. The "late fee" is imposed for the purpose of defraying First Mariner's expenses incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other remedy First Mariner may have and is in addition to any fees and charges of any agents or attorneys that First Mariner may employ upon any default hereunder, whether authorized herein or by law. Such "late fee" if not previously paid, shall, at the option of First Mariner, be added to and become part of the next succeeding payment to be made pursuant to this Section 4.

          (f)  Upon the occurrence of the failure of Glen
Burnie to pay as and when due and payable in accordance with this Agreement any portion of the Principal Amount and such failure continues unremedied for ten (10) days thereafter or upon the occurrence of any other default or event of default hereunder, which default or event of default remains uncured for ten (10) days after written notice thereof, First Mariner may, as its option, accelerate the maturity of the obligations of Glen Burnie under this Section 4 and declare the unpaid balance of the Principal Amount then outstanding together with interest accrued and unpaid thereon to be immediately due and payable, then and in that event the entire balance of the Principle Amount then outstanding together with interest accrued and unpaid thereon shall be immediately due and payable by Glen Burnie to First Mariner. Glen Burnie and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Section 4 hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Agreement and expressly agree that the obligations of Glen Burnie
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under this Section 4 or any payment hereunder may be extended from time to time without in any way affecting the liability of Glen Burnie, such guarantors and endorsers.

          (g) All payments and prepayments of the unpaid balance of the Principal Amount, interest thereon and any other amounts payable hereunder shall be paid in lawful money of the United States of America in immediately available funds to First Mariner at 1801 S. Clinton Street, Baltimore, Maryland 21224, or at such other place as First Mariner may at any time or from time to time designate in writing to Glen Burnie.

          (h) Glen Burnie promises to pay First Mariner on demand by First Mariner all costs and expenses incurred by First Mariner in connection with the collection and enforcement of this Agreement, including, without limitation, all reasonable attorney's fees and expenses and all court costs.

          (i) By accepting payment after the due date of any amount payable under the terms of this Agreement, First Mariner shall not be deemed to have waived the right either to require prompt payment when due of all other amounts payable under the terms of this Agreement or to declare a default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release or change any provision of this Agreement.

     5.   First Mariner Release.  Except as provided in
          ---------------------
Section 7 of this Agreement and except for any Claim that arises as a result of the breach by Glen Burnie of any covenant, representation or warranty of Glen Burnie set forth in this Agreement or in the Stock Redemption Agreement, First Mariner does hereby remise, release, acquit and forever discharge Glen Burnie and its successors and assigns, its wholly owned Subsidiary and all stockholders, directors, officers, employees and agents of Glen Burnie, of and from all Claims which First Mariner ever had, now has, or which First Mariner can, shall or may have or allege against Glen Burnie or any such stockholder, director or officer from the beginning of the world to the date hereof, upon or by reason of any matter, cause or thing concerning or relating in any way whatsoever to First Mariner and Glen Burnie's relationship with one another.

     6.   Glen Burnie Release.  Except as provided in Section 7
          -------------------
of this Agreement and except for any Claim that arises as a result of the breach by First Mariner of any covenant, representation or warranty of First Mariner set forth in this Agreement or in the Stock Redemption Agreement, Glen Burnie does hereby remise, release, acquit and forever discharge First Mariner and its successors and assigns, its wholly-owned subsidiaries and all stockholders, directors, officers employees and agents of Glen Burnie, of and from all Claims which Glen Burnie ever had, now has, or which Glen Burnie can, shall or may have or allege against First Mariner or any such stockholder, director or officer, from the beginning of the world to the date hereof, upon or by reason of any matter, cause or thing concerning or relating in any way whatsoever to Glen Burnie and First Mariner's relationship with one another.

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     7.   Indemnification.
          ---------------

          (a)  First Mariner's Indemnification.  First
               -------------------------------
Mariner shall indemnify and hold harmless Glen Burnie, each officer, director, employee or agent thereof, and their respective estates, successors and assigns (each an "Indemnified Party") from and against any and all claims, losses, damages, liabilities, costs or expenses (including without limitation, settlement costs and any legal or other expenses for investigating or defending any actions or threatened actions) suffered or incurred as the result of the breach by First Mariner of any covenant, representation or warranty of First Mariner set forth in this Agreement.

          (b)  First Mariner's Defense of Actions.  In
               ----------------------------------
connection with any claim that Glen Burnie believes gives rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, at its sole cost and expense except as noted below, First Mariner shall, upon written notice to Glen Burnie, assume the defense of such claim or legal proceeding, to the extent that First Mariner gives notice to Glen Burnie with respect to all material elements thereof and sets forth that the claim is one that gives rise to indemnity under Section 7(a). When First Mariner assumes the defense of any such claims or legal proceedings, First Mariner shall take all steps necessary in the defense or settlement thereof and shall hold Glen Burnie harmless from and against any losses, damages, expenses or liability caused by or arising out of any settlement approved by First Mariner or any judgment in connection with such claim or legal proceeding. Glen Burnie agrees that it will cooperate with First Mariner in the defense of any such action, the defense of which is assumed by First Mariner. Glen Burnie shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of Glen Burnie unless:
(i) the employment thereof has been specifically authorized by First Mariner in writing; or (ii) First Mariner has failed to assume the defense of such action or to employ counsel reasonably satisfactory to Glen Burnie. Except with the consent of Glen Burnie, First Mariner shall not consent to the entry of any judgment arising from any such claim or legal proceeding which, in each case, does not include as an unconditional term thereof the delivering by the claimant or the plaintiff to Glen Burnie of a release from all liability in respect thereof, unless First Mariner has actually paid to Glen Burnie the full amount of such judgment or settlement. If First Mariner does not assume the defense of any claim or litigation, Glen Burnie may defend against such claim or litigation in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation, after giving notice of the same to First Mariner, on such terms as Glen Burnie may deem appropriate. First Mariner will promptly reimburse Glen Burnie in accordance with the provisions hereof.

          (c)  Glen Burnie's Indemnification.  Glen Burnie
               -----------------------------
shall indemnify and hold harmless First Mariner, each officer, director, employee or agent thereof, and their respective estates, successors and assigns (each an "Indemnified Party") from and against any and all claims, losses, damages, liabilities, costs or expenses (including, without limitation, settlement costs and any legal or other expenses for investigating or defending any actions or threatened actions) suffered or incurred (1) as the result of any claim that arises as a result of the breach by Glen Burnie of any covenant, representation or warranty of Glen Burnie set forth in this Agreement or (2) as the result of any derivative claim asserted by any stockholder of Glen Burnie on behalf of Glen Burnie that

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is in any way related to the execution and performance of this
Agreement or the Stock Redemption Agreement to be entered into by the parties contemporaneously with this Agreement or the transactions contemplated hereby and thereby.

          (d)  Glen Burnie's Defense of Actions Obligations.
               --------------------------------------------
In connection with any claim that First Mariner believes gives rise to indemnify hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, at its sole cost and expense except as noted below, Glen Burnie shall, upon written notice to First Mariner, assume the defense of such claim or legal proceeding, to the extent that Glen Burnie gives notice to First Mariner and sets forth that the claim is one that gives rise to indemnity under Section 7(c). When Glen Burnie assumes the defense of any such claim or legal proceeding, Glen Burnie shall take all steps necessary in the defense or settlement thereof and shall hold First Mariner harmless from and against any losses, damages, expenses or liability caused by or arising out of any settlement approved by the indemnifying party or any judgment in connection with such claim or legal proceeding. First Mariner agrees that it will cooperate with Glen Burnie in the defense of any such action, the defense of which is assumed by Glen Burnie. First Mariner shall have the right to employ separate counsel in any such action and to participate in the defense thereof, for claims under Section 7(c)(1) but the fees and expenses of such counsel shall be at the expense of First Mariner unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; or (ii) the indemnifying party has failed to assume that defense of such action or to employ counsel reasonably satisfactory to the Indemnified Party. First Mariner shall also have the right to employ separate counsel and to participate in the defense thereof for claims against First Mariner under Section 7(c)(2). The fees and expenses of such counsel for claims under Section 7(c)(2) shall be paid in 50% equal shares by First Mariner and Glen Burnie on monthly bills submitted by counsel until Glen Burnie's payments in the aggregate equal $50,000.00 for all such claims. Glen Burnie's responsibility for fees and expenses of separate counsel employed by First Mariner shall in no event exceed $50,000.00 in the aggregate, regardless of the number of claims. Except with the consent of First Mariner, Glen Burnie shall not consent to the entry of any judgment arising from any such claim or legal proceeding which, in each case, does not include as an unconditional term thereof the delivering by the claimant or the plaintiff to First Mariner of a release from all liability in respect thereof, unless Glen Burnie has actually paid to First Mariner the full amount of such judgment or settlement. If Glen Burnie does not assume the defense of any claim or litigation, First Mariner may defend against such claim or litigation in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation, after giving notice of the same to Glen Burnie, on such terms as First Mariner may deem appropriate. Glen Burnie will promptly reimburse First Mariner in accordance with the provisions hereof.

          (e)  Notification.  Whenever any claim shall arise
               ------------
for indemnification hereunder, the Indemnified Party shall notify the indemnifying party promptly after such Indemnified Party has actual knowledge of the facts constituting the basis for such claim, except that in the event of any claim for indemnification hereunder, resulting from or in connection with any claim or legal proceedings by a third party, such Indemnified Party shall give prompt notice to the indemnifying party of such claim or the commencement of legal proceedings in respect of which recovery may be sought against the indemnifying party pursuant to the provisions of this Article VI. The notice to

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the indemnifying party shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom. The failure to notify the indemnifying party shall only relieve the indemnifying party from liability hereunder to the extent that it is actually prejudiced thereby and shall not relieve the indemnifying party of any liability which it may otherwise have to an indemnified party. The Indemnified Party shall not settle or compromise any such claim without the prior written consent of the indemnifying party unless suit shall have been instituted against the Indemnified Party and the indemnifying party shall have failed, within fifteen (15) days after notice of institution of the suit to take control of such suit as provided in Sections 7(b) and 7(d), respectively.

     8.   Publicity and Confidentiality Agreement.  Each of
          ----------------------------------------
the parties hereto agrees that it may not issue any press release with respect to the transactions contemplated by this Agreement without the prior written consent of the other party, which consent may be given or withheld in the sole discretion of the requested party, provided that nothing herein shall restrict any party hereto from making any public announcement or other disclosure required under the federal securities laws or by the rules of any securities exchange or inter-dealer quotation system on which its securities may be traded or listed. So long as this Agreement remains in effect, neither Glen Burnie nor First Mariner nor their respective affiliates shall make any public statement or issue any press release concerning the subject matter of this Agreement or the Stock Redemption Agreement which contains derogatory information or statements regarding the other or their affiliates or directors or executive officers. The parties hereby agree that the Confidentiality Agreement entered into by the parties hereto on or about November 2, 1998, is hereby terminated and is of no further force or effect as of the date of this Agreement.

     9.   Equitable Remedies:  Remedies for Certain Breaches.
          --------------------------------------------------

          (a) The parties acknowledge and agree that money damages would not be a sufficient remedy for any breach or threatened breach of the provisions of Sections 2, 3, 7 or 8, and that the non-breaching party shall be entitled to specific performance and injunctive (preliminary or permanent) or other equitable relief as remedies for any breach of any such section. Such remedies shall not be deemed to be the exclusive remedies but shall be in addition to all other remedies available at law or in equity, including the remedies set forth in Section 9(b) of this Agreement. Each party waives any requirement for the securing or posting of any bond in connection with any such remedy.

          (b) In the event First Mariner breaches any of the provisions of Section 2 or 3 of this Agreement, such date of breach being defined herein as the "Breach Date," First Mariner shall be obligated, in addition to any other damages, to pay Glen Burnie that amount of money (the "Breach Amount") determined by multiplying the Principal Amount by a fraction, the numerator of which shall be the amount determined by subtracting from 120 the number of full months, beginning on the date of this Agreement, for which First Mariner was in compliance with its obligations pursuant to the provisions of
Section 2 and 3 hereof, and the numerator which shall be 120. For example, if First Mariner breaches its obligations under
Section 2 or 3 in the 61 month after the date of this Agreement, First Mariner shall owe Glen Burnie $337,755 ($675,510 *((120-
60)/120)).

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          (c)  The rights and remedies of the parties under
this Agreement shall be cumulative and concurrent and may be pursued and exercised singularly, successively or concurrently at the sole discretion of the exercising party and may be exercised as often as such party shall deem necessary or desirable, and the nonexercise by a party of any such rights and remedies in any particular instance shall not in any way constitute a waiver or release thereof in that or any subsequent instance.

     10.  No Reliance.  Except as expressly set forth in any
          -----------
representation, warranty or covenant made by a party in this Agreement, each party expressly disclaims and shall not be deemed to have made any representation, warranty or covenant, express or implied, to the other party, in connection with or related to the transactions contemplated by this Agreement.

     11.  No Admission of Liability.  The parties agree that
          -------------------------
no provision of this Agreement or act required by this Agreement shall be construed as an admission of any obligation or liability by any party hereto.

     12.  Authority to Enter Agreement.  Each party represents
          ----------------------------
and warrants to the other that:

          (a) it has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and the execution, delivery and performance of this Agreement by it has been duly authorized and approved by its Board of Directors;

          (b) neither the execution and delivery of this Agreement by it, nor the consummation of the transactions contemplated hereby, will, with or without notice or the passage of time or both, result in (a) a violation of or a conflict with any provision of its charter or bylaws; (b) except as disclosed in writing to the other party, a breach of, or a default under, the terms or provisions of any contract, agreement, note, bond, mortgage, indenture, lease, license, permit or other instrument to which it is a party, or (c) to its knowledge, a violation by it of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award;

          (c) any consents, approvals or authorizations of, or declarations, filings or registrations with, any governmental or regulatory authority required to be made or obtained by it in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been made or obtained; and

          (d) there is no claim, action, suit or proceeding pending or, to its knowledge, threatened against it or any of its properties which seeks to prohibit, restrict or delay or would have the effect of prohibiting, restricting or delaying the consummation of the transactions contemplated by this Agreement.

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     13.  Miscellaneous.
          --------------

          (a)  Expenses and Taxes, Etc.  All expenses
               -----------------------
incurred by First Mariner or Glen Burnie in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such expenses, including, but not limited to, all professional expenses.

          (b)  Non-Assignability.  This Agreement may not be
               -----------------
assigned by any party hereto without the prior written consent of the other party.

          (c)  Binding on Successors and Assigns.  This
               ---------------------------------
Agreement shall inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto. Except as otherwise expressly provided herein, nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein, it being the intention of the parties to this Agreement that this Agreement shall be for the sole and exclusive benefit of such parties or such successors and assigns and not for the benefit of any other person.

          (d)  Entire Agreement.  This Agreement and the
               ----------------
Stock Redemption Agreement contains the entire understanding of the parties with respect to the subject matter of such Agreements. This Agreement and the Stock Redemption Agreement supersede all prior agreements and understandings between the parties with respect to their subject matter. This Agreement may be amended only by a written instrument duly executed by the parties. Any condition to a party's obligations hereunder may be waived in writing by such party to the extent permitted by law.

          (e)  Applicable Law.  This Agreement is being
               --------------
executed in, and shall be governed by the laws of the State of Maryland, without regard to principals of conflict of laws. The parties hereby submit to the jurisdiction and venue of the courts of Maryland, and any legal or equitable action to enforce this or any related agreements may only be brought in the circuit courts herein.

          (f)  Survival of Covenants, Representations and
               ------------------------------------------
Warranties.
---------- The covenants, representations and warranties given by the parties hereto and contained herein shall survive this Agreement.

          (g)  Dismissal of Claims.  Contemporaneous with the
               -------------------
execution of this Agreement, the parties will execute joint stipulations of dismissals with prejudice (and any other documents necessary to effectuate the terms of Section 5 or 6 of this Agreement), substantially in the form of Exhibit A, attached hereto and incorporated by reference herein, with respect to all existing litigation between the parties, including, but not limited to, the following three pending lawsuits: (1) McCafferty's Inc. v. First Mariner Bank, CA No.
               ---------------------------------------
98-257 1, pending in the United States Court of Appeals for the Fourth Circuit (the "McCafferty's Litigation"); (2) Glen Burnie
                                                    -----------
Bancorp et al v. First Mariner Bancorp, PHC 836, September Term
--------------------------------------
1998, pending in the Court of Special Appeals of Maryland and
(3) Glen Burnie Bancorp, et al v. First Marinier Bancorp, et
    ----------------------------------------------------
al., Civil No. C-9844772, pending in the Circuit Court for Anne
Arundel County.


          (h)  Headings.  The article and section headings
               --------
contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (i)  Notices.  All notices, claims, certificates,
               -------
requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given upon delivery personally, or three days after deposit if by mail (registered or certified mail postage prepaid, return receipt requested) or one day after deposit if by overnight courier service, as follows:

(1)  If to First Mariner: 1801 S. Clinton Street
                          Baltimore, Maryland  21224
                          Attn:  President

          with copy to:   Ober, Kaler, Grimes & Shiver
                          A Professional Corporation
                          120 East Baltimore Street
                          Baltimore, Maryland  21202-1643
                          Attn: Frank C. Bonaventure, Jr., Esq.

(2)  If to Glen Burnie:   101 Crain Highway
                          P.O. Box 307
                          Glen Burnie, Maryland 21061
                          Attn:  F. William Kuethe, Jr.,
                                   President

          with copy to:   Price Gielen, Esquire
                          Neuberger, Quinn, Gielen, Rubin &
                             Gibber, P.A.
                          27th Floor
                          One South Street
                          Baltimore, Maryland  21202-3201

Addresses may be changed by notice in writing signed by the addressee.

          (j)  Severability.  A determination that any
               ------------
provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof. In the event it shall be determined by any court or governmental agency or authority that any provision of this Agreement is invalid for any reason, such provision shall be considered to be modified to the extent required to cure such invalidity.

          (k)  Counterparts.  This Agreement may be executed
               ------------
in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


          (l)  Construction.  This Agreement has been
               ------------
prepared by all parties hereto, and the language used herein shall not be construed in favor of or against any particular party.

          (m)  No Waiver.  No delay or failure on the part of
               ---------
any party to (i) insist upon the strict performance of any of the terms of this Agreement or (ii) exercise any rights or remedies hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any subsequent exercise thereof or the exercise of any other right or remedy at any later time or times.

          (n)  WAIVER OF JURY TRIAL.  EACH PARTY HEREBY WAIVES
               --------------------
TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH IT MAY
BE A PARTY, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES HERETO. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH PARTY, AND EACH HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH PARTY FURTHER REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO BE REPRESENTED IN THE EXECUTION OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     (o)  The Parties' Understanding.  The parties to this
          --------------------------
Agreement have carefully read the foregoing, know and understand the content and meaning of all provisions herein, and have executed the same as their own free act after consultation with their attorneys. The parties intend to be legally bound by this Agreement.

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

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed under seal as of the day and year first above written.


WITNESS:                     FIRST MARINER BANCORP



/s/Frank C. Bonaventure, Jr. By:/s/ Joseph A. Cicero  (SEAL)
---------------------------     --------------------




                             GLEN BURNIE BANCORP


/s/ Paul V. Trice, Jr.       By:/s/ F. William Kuethe, Jr.(SEAL)
----------------------          --------------------------

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